COLUMBIA FUNDS SERIES TRUST I

Columbia Balanced Fund

(the “Fund”)

Supplement dated February 27, 2012 to the Fund’s Prospectuses dated January 1, 2012

Effective immediately, the prospectuses of the Fund are modified as described below:

1.	Investing Defensively.

The paragraph under the heading Investing Defensively in the section of the Fund’s Prospectuses entitled “Columbia Balanced Fund —Additional Investment Strategies and Policies” is deleted and replaced in its entirety with the following:

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see “Derivatives Risk” in the Principal Risks section of this prospectus.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Shareholders should retain this Supplement for future reference.

COLUMBIA FUNDS SERIES TRUST I

Columbia International Bond Fund

(the “Fund”)

Supplement dated February 27, 2012

to the Fund’s Prospectuses dated October 1, 2011

Effective immediately, the prospectuses of the Fund are modified as described below:

1.	Investing Defensively.

The paragraph under the heading Investing Defensively in the section of the Fund’s Prospectuses entitled “Columbia International Bond Fund —Additional Investment Strategies and Policies” is deleted and replaced in its entirety with the following:

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see “Derivatives Risk” in the Principal Risks section of this prospectus.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Shareholders should retain this Supplement for future reference.